UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026

SURGEPAYS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd., Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 302-9587

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2026, SurgePays, Inc. (the “Company”) received a written notice (the “MVLS Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company no longer meets the minimum market value of listed securities (“MVLS”) of $35,000,000 (the “MVLS Requirement”) set forth in Nasdaq’s Listing Rules (the “Rules”). On March 23, 2026, the Company received a written notice (the “Bid Price Notice” and together with the MVLS Notice collectively the “Notices”) from the Nasdaq Listing Qualifications Department indicating that the Company is not in compliance with the $1.00 minimum bid price requirement (the “Bid Price Requirement”) set forth in the Rules.

The Notice has no immediate effect on the listing or trading of the Company’s securities, except that an indicator will be displayed with quotation information related to the Company’s securities on NASDAQ.com and NASDAQTrader.com and may be displayed by other third-party providers of market data information. If the Company fails to timely regain compliance with the Rules, the Company’s securities will be subject to delisting from Nasdaq. Under the Rules, the Company has (i) 180 calendar days, or until September 14, 2026, to regain compliance with the MVLS Requirement, and (ii) 180 calendar days, or until September 21, 2026, to regain compliance with the Bid Price Requirement.

If the Company’s MVLS closes at $35,000,000 or more for a minimum of ten consecutive business days during the relevant 180-day period described above, Nasdaq will provide the Company with written confirmation of compliance with respect to the MVLS Requirement, and the matter will be closed. If the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive business days during the relevant 180-period described above, Nasdaq will provide the Company with written confirmation of compliance with respect to the Bid Price Requirement, and the matter will be closed.

If the Company fails to regain compliance with the Bid Price Requirement prior to the expiration of the initial 180-day period, the Company may be eligible for an additional 180 calendar day period to regain compliance with the Bid Price Requirement, provided (i) the Company meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the Bid Price Requirement), and (ii) it provides written notice to Nasdaq of its intention to cure this deficiency during the second compliance period.

If the Company’s common stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 3.02. Unregistered Sales of Equity Securities.

On or about March 23, 2026, the Company issued 800,000 shares (the “Shares”) of Company common stock to Brian Cox, the Company’s CEO and Chairman, at $1.25/share as the Shares were issued in satisfaction of $1,000,000 owed by the Company to Mr. Cox under the consolidated promissory note issued on or about March 12, 2024. The Shares were issued with standard restrictive legend restricting the transfer thereof except pursuant the Securities Act of 1933, as amended (the “Securities Act”).

The Company issued the Shares pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as the shareholder was accredited and had adequate access, through its relationship with the Company, to information about the Company, and the issuance of the Shares did not involve a public offering of securities or any general solicitation.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the Company’s MVLS, the bid price of the Company’s common stock, Nasdaq’s listing rules, and whether the Company’s common stock will remain listed on Nasdaq. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s ability to execute its plans, the possibility that the Company is unable to regain compliance with, or thereafter continue to comply with, Nasdaq’s listing rules, or violates additional listing rules, the possibility that Nasdaq may delist the Company’s securities, and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and other periodic filings. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: March 24, 2026	By:	/s/ Kevin Brian Cox
	Name:	Kevin Brian Cox
	Title:	Chief Executive Officer